                                                                   EXHIBIT 10.36

                        SETTLEMENT AGREEMENT AND RELEASE

         THIS AGREEMENT is made this 4th day of May, 1998 (the "Effective Date") by and between Hippo Holdings Ltd f/k/a Thacker Group Limited, a United Kingdom corporation registered no. 2907101 having a business address at Burton-Upon-Trent, Staffordshire, England (hereinafter referred to as "HH") and Outlook Sports Technology, Inc. f/k/a Hippo, Inc., a Delaware corporation, having a business address at 4400 North Federal Highway, Suite 410, Boca Raton, FL 33431 (hereinafter referred to as "Outlook").

         WHEREAS, an exclusive license agreement, effective as of January 1, 1996, was executed by Hippo, Inc. and Thacker Group Limited involving rights in and to certain Licensed Marks as defined therein (hereinafter the "License Agreement");

         WHEREAS, the parties have been involved in negotiations relating to an assumption on the part of Outlook of certain endorsement agreements between HH, Ian Woosnam and Co. Ltd., Ian Woosnam USA, Inc., Ian Woosnam individually and his caddie Philip Morbey (collectively, the "Endorsement Agreements");

         WHEREAS, Outlook has ordered from a number of different manufacturers (the "Hippo Manufacturers") products including club heads and golf bags bearing the "Hippo" name and mark and/or the design of a hippopotamus, as well as shafts and grips to be used in the assembly of finished "Hippo" clubs, which are in various stages of completion ("Inventory");

         WHEREAS, the parties wish to terminate the License Agreement and resolve their differences over financial obligations associated with the Endorsement Agreements;

         NOW THEREFORE, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration by each of the other given, receipt of which is hereby mutually acknowledged, subject to the conditions set forth in Article VII hereof, the parties hereby agree as follows:

                                   ARTICLE I.
                       Termination of License Agreement

         I.1 The License Agreement, including all rights, obligations, privileges and licenses granted thereunder, is hereby terminated, canceled and revoked as of the Effective Date of this Agreement.

         I.2 With the exception of Paragraph 8 related to Outlook's right to defend itself in litigation, Paragraph 9 related to indemnification and defensive litigation, and, Paragraph 18 related to non-disclosure, it is agreed and understood by the parties that note of the provisions of the License Agreement shall survive the termination of same.


                                   ARTICLE II.
                           Termination of Use of Marks

         II.1 Outlook shall immediately cease and desist from all further use of the name and mark "Hippo", "Howson", the design of a hippopotamus (the "Marks") and any colorable variants of the Marks, except as provided in Article V below.

         II.2 At the termination of the Transition Period, Outlook shall immediately refrain from holding itself out, expressly or impliedly, as having any connection, association, license, sponsorship or other affiliation with HH in the United States, Canada or elsewhere in the world.

         II.3 Outlook represents and wan-ants that Exhibit A contains a true and accurate listing of all products bearing the "Hippo" name and mark, and/or the design of a hippopotamus, which it has in its possession, custody and/or control (the "Products").

         II.4 Outlook further represents and warrants that Exhibit B contains a true and accurate listing of any monies owed by Outlook to Vendors or other third parries for any Products in its custody, possession and/or control, and for that Product which has been sold but not paid for as of the Effective Date.

                                  ARTICLE III.
                             Assignment of Inventory

         III.1 Outlook shall hereby assign, transfer and deliver to HH, and HH hereby agrees to assume all of the following liabilities and obligations of Outlook with respect to the Inventory: (i) all Inventory and (ii) to the extent listed on Exhibit C hereto, all liabilities and obligations of Outlook arising under agreements (the "Vendor Agreements") with the Vendors for Inventory (the "Assumed Obligations").

         III.2 Outlook represents and warrants that Exhibit C appended hereto contains a complete and accurate listing, including the number of pieces, the vendor, pricing and purchase order number(s), of all Inventory located anywhere in the world, and of each Vendor Agreement.

         III.3 Outlook represents and warrants that it delivered to the HH a correct and complete copy of each written Vendor Agreement listed on Exhibit C (as amended to date) and a written summary setting forth the terms and conditions of each oral Vendor Agreement referred to on Exhibit C. With respect to each such Vendor Agreement: (i) the Vendor Agreement is legal, valid, binding, enforceable, and in full force and effect; and (ii) other than delays in payment by Outlook no party is in breach or default and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration, under the agreement; and (iii) no party has repudiated any provision of the Vendor Agreement.

         III.4 The assumption by HH under Section O hereof of the Assumed Obligations shall not enlarge any rights or remedies of any third parties under any contracts or arrangements with Outlook, except to the extent the other parries to the Assumed Obligations may become able to enforce such obligations against HH.

         III.5 Except as expressly provided herein, HH does not assume and is not liable, and HH will not assume and shall not be liable and HH shall not be deemed to have assumed or be liable, for any agreements, obligations or liabilities of Outlook or of any predecessor of any kind or nature whatsoever, whether fixed or inchoate, known or unknown, liquidated or unliquidated, secured or unsecured, contingent or otherwise.

         III.6 The assumption by HH contained in Section O hereof is made subject to and with the benefit of the respective representations, warranties, covenants, terms, conditions and provi sions otherwise contained herein.

                                   ARTICLE IV.
                       Obligations of Hippo Holdings Ltd.

         IV.1 HH shall pay Outlook the sum of $133,319-00 US on or before May 8, 1998, which is equivalent to the remainder of the advance royalty payment made by Outlook at the inception of the License Agreement.

         IV.2 HH shall pay Outlook the sum of $70,000.00 US by May 25,1998.

         IV.3 HH shall return to Outlook all shares of common stock in Hippo, Inc. which were received by Thacker Group Limited, and/or any individuals associated with Thacker Group Limited, as part of the negotiations surrounding the License Agreement

         IV.4 HH will no longer have any seats on the Advisory Board of Outlook, and any financial obligations to such former members shall be born by HH.

         IV.5 HH agrees to pay Outlook the sum of $155,287, $99,168 US of which will be paid on or before May 8, 1998 for the purchase of all of the Products in its custody, control or possession in the United States, and including all "Hippo" samples, point-of-purchase items and trade show materials with the remainder due subject to confirmation of existence of certain True Temper and Rubberon product in Asia and paid on or before May 15, 1998.

         IV.6 HH agrees to waive its claim against Outlook for reimbursement of sums paid by HH during the third quarter of 1997 pursuant to the Endorsement Agreements, and the portion the Woosnam bonus insurance paid to ESIX by HH in 1997.

         IV.7 For a period of thirty-six (36) months from the Effective Date, HH shall not approach any employees of Outlook for employment with HH. HH agrees to notify Outlook in the event HH is approached by an employee of Outlook for employment with HH.

                                   ARTICLE V.
                     Transition Period in the United States

         V.1 Outlook agrees to assist HH with its sales, administration and management requirements associated with developing an independent dependent for the marketing and sale of products under the Marks in the United States. HH agrees to pay Outlook the sum of $5,000 US, per month, for these support activities. The length of rime needed for these support services will be determined solely by HH, but shall not exceed six (6) months, and can be terminated at its discretion with seven (7) days prior notice to Outlook (the "Transition Period").

         V.2 HH agrees to pay a commission of 8% of wholesale to Outlook on the currently pending orders, and any other orders obtained during the Transition Period.

         V.3 Outlook agrees to fully and completely identify to HH, in writing, the details of all of its marketing and sales efforts of products under the Marks, including, but not limited to, the disclosure of existing accounts, leads on new customers, suppliers, manufacturers, advertising and promotional program and materials, pricing strategy and any other information necessary or helpful to the conduct of HH's new business in the United States.

                                   ARTICLE VI.
                                 Mutual Releases

         VI.1. Other than Outlook's obligations created by this Agreement, HH fully and forever releases and discharges Outlook and its respective officers, directors principals, agents, attorneys, employees, parents, affiliates, successors and assigns (collectively referred to as "Outlook Releasees"), of and from any and all responsibilities, duties, obligations, claims, demands, debts, sums of money, accounts or causes of action or actions, costs, losses, damages or liabilities of whatsoever character, nature, kind or designation in law or in equity, absolute or contingent, matured or unmatured, suspected or unsuspected, known or unknown which HH or anyone claiming under, by or through it now has or could ever have or become entitled to assert against any of the Outlook Releasees.

         VI.2. Other than HH's obligations created by this Agreement, Outlook fully and forever releases and discharges HH and its respective officers, directors, principals, agents, attorneys, employees, parents, affiliates, successors and assigns (collectively referred to as "HH Releasees"), of and from any and all responsibilities, duties, obligations, claims, demands, debts, sums of money, accounts or causes of action or actions, costs, losses, damages or liabilities of whatsoever character, nature, kind or designation in law or in equity, absolute or contingent, matured or unmatured, suspected or unsuspected, known or unknown which Outlook or anyone claiming under, by or through it now has or could ever have or become entitled to assert against any of the HH Releasees.

                                  ARTICLE VII.
                               Condition Precedent

         The covenants of each party hereto shall be expressly conditioned upon
(i) the receipt by HH from each Vendor of a letter agreement to amend the respective Vendor Agreements, in the form set out in the attached Exhibit D hereto, and (ii) the representations and warranties of each party hereto being true and correct on the date of the fulfillment of the condition set forth in clause (i) hereof.

                                  ARTICLE VIII.
                                  Miscellaneous

         VIII.1. In the event that any portion of this Agreement is declared invalid or unenforceable for any reason, such portion is deemed severable therefrom and the remainder of this Agreement will be deemed to be and will be made fully valid and enforceable.

         VIII.2. This Agreement constitutes the entire agreement of the parties hereto and cancels, terminates and supersedes any and all prior representations and agreements relating to the subject matter hereof.

         VIII.3. None of the provisions of this Agreement may be waived or modified except by a writing signed by all of the parties of this Agreement.

         VIII.4. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No assignment by either party shall be effective unless it is the result or sale of all or substantially all of the assets of the assigner, and the assignee shall expressly assume in writing a performance of all terms and provisions of this Agreement to be performed by the assigning party.

         VIII.5. This Agreement may be executed in any number of copies by the different parties hereto on separate counterparts. Executed separate counterparts shall have the same force and effect as the original of this Agreement. When all of the parties hereto have executed either the original copy or one or more of the separate counterparts, this Agreement shall be deemed executed as of, and the effective date of this Agreement shall be, the date of the last signature.

         VIII.6. Both parties agree that they will do all things and execute all documents as may be considered necessary or desirable to give full effect to the terms and conditions of this Agreement.

         VIII.7. This Agreement shall be interpreted in accordance with and under the laws of the State of Florida.

                  IN WITNESS OF, the parties hereby execute this Agreement, in duplicate through their duly authorized representatives below.

HIPPO HOLDINGS LTD f/k/a                       OUTLOOK SPORTS TECHNOLOGY, INC.
THACKER GROUP LIMITED                          f/k/a HIPPO, INC.
(Registered No. 2907101)

BY: /s/ Graham Jackson                         By: /s/Jim Dodrill
    ----------------------------------------      ------------------------------
Name/Title:Graham Jackson, Managing Director   Name/Title:Jim Dodrill, President
           --------------------------------               ----------------------
Date: 4 May 1998                               Date:4 May 1998
    ----------------------------------------        ----------------------------

                                    EXHIBIT A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              {List of "Products")

                                          Hippo Inventory as of 04/28/98

                                                                                             QTY         COST             TOTAL

H15125100           Hippo Jr. Set RH Age 5-9 no bag                                            5           23.61            118.05
H15125200           Hippo Jr. Set RH Age 10-14 no bag                                          7           23.61            165.27
H1513500            Hippo Jr. Drivers RH Age 10-14                                                          6.48              0
H1513501            Hippo Jr. Drivers RH Age 5-9                                                            6.48              0
H15135100           Hippo Jr. Set RH Age 5-9 Irons,Wood, Putter, Bag                                       28.99              0
H15135200           Hippo Jr. Set RH Age 10-14 Irons, Wood, Putter, Bag                                    28.99              0
H1513610            Hippo Jr. 5/6 Iron Age 5-9                                                23            4.25             97.75
H1513810            Hippo Jr. 7/8 Iron Age 5-9                                                23            4.25             97.75
H1513910            Hippo Jr. 9/W Iron Age 5-9                                                23            4.25             97.75
H1513550            Hippo Jr. Putters RH 10-14                                                              4.38              0
H1513551            Hippo Jr. Putters RH 5-9                                                                4.38              0
H15145100           Hippo Jr. Set LH Age 5-9 Irons, Wood, Putter, Bag                                      28.99              0
H15145200           Hippo Jr. Set LH Age 10-14 Irons, Wood, Putter, Bag                                    28.99              0
H20131154           Hippo SC2 Iron SW Mens RH Graph Powerflex                                               9.39              0
H20131164           Hippo SC2 Iron SW Mens RH Steel                                           11            6.52             71.72
H20133854           Hippo SC2 Irons 3-PW Mens RH Graph Powerflex                                           75.17              0
H20133864           Hippo SC2 Irons 3-PW Mens RH Steel                                                     52.15              0
H20141154           Hippo SC2 Iron SW Mens LH Graph Powerflex                                               9.40              0.00
H20141164           Hippo SC2 Iron SW Mens LH Steel                                           57            6.52            371.64
H20143854           Hippo SC2 Irons 3-PW Mens LH Graph Powerflex                                           75.17              0
H20143864           Hippo SC2 Irons 3-PW Mens LH Steel                                        68           52.15           3546.20
H20234855           Hippo SC2 Irons 4-SW Ladies RH Graph Easyflex                                          75.17              0
H20234865           Hippo SC2 Irons 4-SW Ladies RH Steel                                      89           52.15           4641.35
H20244855           Hippo SC2 Irons 4-SW Ladies LH Graph Easyflex                                          75.17              0
H20244865           Hippo SC2 Irons 4-SW Ladies LH Steel                                      47            6.52            306.44
H24131156           Hippo SC2 Tour Nickel Iron SW Mens RH Graph                                            10.38              0
H24131166           Hippo SC2 Tour Nickel Iron SW Mens RH Steel                               89            6.86            610.54
H24133851           Hippo SC2 Tour Nickel Irons 3-PW Mens RH Graph Firm                                    83.01              0
H24133853           Hippo SC2 Tour Nickel Irons 3-PW Mens RH Graph Reg                                     83.01              0
H24133862           Hippo SC2 Tour Nickel Irons  3-PW  Mens  RH  Steel  Stiff                 44           54.85           2413.40
H24133863           Hippo SC2 Tour  Nickel  Irons  3-PW  Mens  RH  Steel  Reg                 52           54.85           2852.20
H24141156           Hippo SC2 Tour Nickel Iron SW Mens LH Graph                                            10.38              0
H24141166           Hippo SC2 Tour Nickel Irons SW Mens LH Steel                              73            6.86            500.78
H24143851           Hippo SC2 Tour Nickel Irons 3-PW Mens LH Graph Firm                                    83.01              0
H24143853           Hippo SC2 Tour Nickel Irons 3-PW Mens LH Graph Reg                                     83.01              0
H24143862           Hippo SC2 Tour Nickel Irons  3-PW  Mens  LH  Steel  Stiff                 24           54.85           1316.4
H24143863           Hippo SC2 Tour  Nickel  Irons  3-PW  Mens  LH  Steel  Reg                 52           54.85           2852.2
H28130154           Hippo SC2 Wood #1 Mens RH Graph Powerflex                                              17.06              0
H28130164           Hippo SC2 Wood #1 Mens RH Steel                                                        14.18              0
H28130354           Hippo  SC2  Wood  #3  Mens   RH   Graph   Powerflex                                    17.06              0


                                                                                             QTY         COST             TOTAL

H28130364           Hippo  SC2  Wood  #3   Mens   RH   Steel                                               14.18              0
H28130554           Hippo  SC2  Wood  #5  Mens   RH   Graph   Powerflex                                    17.06              0
H28130564           Hippo  SC2  Wood  #5   Mens   RH   Steel                                               14.18              0
H28130754           Hippo  SC2  Wood  #7  Mens   RH   Graph  Powerflex                                     17.06              0
H28130764           Hippo  SC2  Wood  #7   Mens   RH   Steel                                               14.18              0
H28140154           Hippo  SC2  Wood  #1  Mens   LH   Graph  Powerflex                        14           17.06            238.84
H28140164           Hippo  SC2  Wood  #1   Mens   LH   Steel                                               14.18              0
H28140354           Hippo  SC2  Wood  #3  Mens   LH   Graph  Powerflex                        19           17.06            324.14
H28140364           Hippo  SC2  Wood  #3   Mens   LH   Steel                                               14.18              0
H28140554           Hippo  SC2  Wood  #5  Mens   LH   Graph  Powerflex                        27           17.06            460.62
H28140564           Hippo  SC2  Wood  #5   Mens   LH   Steel                                               14.18              0
H28140754           Hippo  SC2  Wood  #7  Mens   LH   Graph  Powerflex                         8           17.06            136.48
H28140764           Hippo  SC2  Wood  #7   Mens   LH   Steel                                               14.18              0
H28230155           Hippo  SC2  Wood  #1  Ladies  RH   Graph  Easyflex                                     17.06              0
H28230165           Hippo  SC2  Wood  #1  Ladies  RH   Steel                                               14.18              0
H28230355           Hippo  SC2  Wood  #3  Ladies  RH   Graph   Easyflex                                    17.06              0
H28230365           Hippo  SC2  Wood  #3  Ladies  RH   Steel                                               14.18              0
H28230555           Hippo  SC2  Wood  #5  Ladies  RH   Graph   Easyflex                                    17.06              0
H28230565           Hippo  SC2  Wood  #5  Ladies  RH   Steel                                               14.18              0
H28230755           Hippo  SC2  Wood  #7  Ladies  RH   Graph   Easyflex                                    17.06              0
H28230765           Hippo  SC2  Wood  #7  Ladies  RH   Steel                                               14.18              0
H28240155           Hippo  SC2  Wood  #1  Ladies  LH   Graph   Easyflex                                    17.06              0
H28240165           Hippo  SC2  Wood  #1  Ladies  LH   Steel                                               14.18              0
H28240355           Hippo  SC2  Wood  #3  Ladies  LH   Graph   Easyflex                                    17.06              0
H28240365           Hippo  SC2  Wood  #3  Ladies  LH   Steel                                               14.18              0
H28240555           Hippo  SC2  Wood  #5  Ladies  LH   Graph   Easyflex                                    17.06              0
H28240565           Hippo  SC2  Wood  #5  Ladies  LH   Steel                                               14.18              0
H28240755           Hippo  SC2  Wood  #7  Ladies  LH   Graph   Easyflex                        5           17.06             85.3
H28240765           Hippo  SC2  Wood  #7  Ladies  LH   Steel                                               14.18              0
H30131156           Hippo Beast Iron SW Mens RH Graph                                                      19.35              0
H30131166           Hippo  Beast  Iron  SW  Mens  RH   Steel                                               15.82              0
H30133851           Hippo Beast Irons 3-PW Mens RH Graph Firm                                 53          154.78           8203.34
H30133853           Hippo Beast Irons 3-PW Mens RH Graph Reg                                   6          154.78            928.68
H30133862           Hippo Beast Irons 3-PW Mens RH Steel Stiff                                32          126.61           4051.52
H30133863           Hippo Beast Irons 3-PW Mens RH Steel Reg                                  35          126.61           4431.35
H38130151           Hippo Beast Wood #1 Mens RH Graph Firm                                                 57.53              0
H38130153           Hippo Beast Wood #1 Mens RH Graph Reg                                                  57.53              0
H38130351           Hippo Beast Wood #3 Mens RH Graph Firm                                                 57.53              0
H38130353           Hippo Beast Wood #3 Mens RH Graph Reg                                                  57.53              0
H38130551           Hippo Beast Wood #5 Mens RH Graph Firm                                                 57.53              0
H38130553           Hippo Beast Wood #5 Mens RH Graph Reg                                      5           57.53            287.65
H44135666           Hippo  Tour  Ni  Wedges  56*  Mens  RH   Steel                             5            6.89             34.45


                                                                                             QTY         COST             TOTAL

H44136066           Hippo  Tour  Ni  Wedges  60*  Mens  RH   Steel                             7            6.89             48.23
H44145666           Hippo  Tour  Ni  Wedges  56*  Mens  LH   Steel                            45            6.89            310.05
H44146066           Hippo  Tour  Ni  Wedges  60*  Mens  LH   Steel                            33            6.89            227.37
H590101             Hippo   Headcover   Slack   #1                                                          1.70              0.00
H590103             Hippo   Headcover   Black   #3                                             1            1.70              1.70
H590105             Hippo   Headcover   Black   #5                                             1            1.70              1.70
H590107             Hippo   Headcover   Black   #7                                            65            1.70            110.50
H60130134           Hippo PI Putter  #1  Mens  RH  34"  Steel                                118            6.05            713.9
H60130135           Hippo PI Putter  #1  Mens  RH  35"  Steel                                 51            6.05            308.55
H60130234           Hippo Pi Putter  #2  Mens  RH  34"  Steel                                118            6.05            713.9
H60130235           Hippo PI Putter  #2  Mens  RH  35"  Steel                                 69            6.05            417.45
H60130334           Hippo PI Putter  #3  Mens  RH  34"  Steel                                116            6.05            701.8
H60130335           Hippo PI Putter  #3  Mens  RH  35"  Steel                                 61            6.05            369.05
H60140434           Hippo Pi Putter  #4  Mens  LH  34"  Steel                                 33            6.05            199.65
H60140435           Hippo PI Putter  #4  Mens  LH  35"  Steel                                 19            6.05            114.95
H60130134           Hippo  HMF  Putter  #1  Mens  RH  34"  Steel                             108            4.44            479.52
H65130135           Hippo  HMF  Putter  #1  Mens  RH  35"  Steel                                            4.44              0
H65130234           Hippo  HMF  Putter  #2  Mens  RH  34"  Steel                             120            4.44            532.8
H65130235           Hippo  HMF  Putter  #2  Mens  RH  35"  Steel                                            4.44              0
H65130334           Hippo  HMF  Putter  #3  Mens  RH  34"  Steel                              74            4.44            328.56
H65130335           Hippo  HMF  Putter  #3  Mens  RH  35"  Steel                                            4.44              0
H65140434           Hippo  HMF  Putter  #4  Mens  LH  34"  Steel                                            4.44              0
H65140435           Hippo  HMF  Putter  #4  Mens  LH  35"  Steel                                            4.44              0
H6010200            Hippo Junior Bag                                                        1486            7.45          11070.70
TE6010200           Tour Eagle Junior Bag                                                    900            6.25           5625.00
                                                                                                        TOTAL            $61517.19
                                                                                                               ----------------

                                    EXHIBIT B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



              {List of monies owed Vendors or other third parties}

                                    EXHIBIT B
                                    ---------

Vitality               $41,120

Pacific                $66,326

Kunnan*           $111,552.50

Fuk Kan           $6,290

*a portion of this amount is still in the possession of Sun Golf

                                    EXHIBIT C
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 {List of Inventory including number of pieces,
                  vendor, pricing and purchase order number(s)}

                           {List of Vendor Agreements}

             P. 0. #             Vendor     Item          Quantity        Cost         Total Cost
                                                                (per item)

NEN Shafts Co.
15-1021 & 10-1083                           A                  15400        $3.85        $59,290.00
15-1020 & 10-1072                           B                  42065        $3.85       $161,950.25
15-1020 & 10-1072                           C                  12800        $4.85        $62,080.00
10-1072                                     D                   1000        $2.00        $2,000.0 0

Sun Golf, Inc.
15-1016 & 10-1080                           A                    800       $24.00        $19,200.00  GT and JW believe that 15-1016
15-1017 & 10-1080                           B                    600       $24.00        $14,400.00  and 15-1017 were not prodcued.
10-1080                                     C                    250        $3.00           $750.00
15-1016 & 10-1080                           D                   1075        $3.00         $3,225.00
15-1016 & 10-1080                           E                   1075        $3.00         $3,225.00
10-1077                                     F                   2400       $38.00        $91,200.00
15-1014 & 15-1015                           G                   2050       $36.00        $73,800.00
& 10-1077                                   G                   2050       $38.00        $77,900.00
15-1014 & 10-1077                           H                   1500        $3.00         $4,500.00
15-1014 & 10-1077                           I                   1500        $3.00         $4,500.00

Reach Golf
15-1013                                     A                    650        $4.90         $3,185.00
15-1012                                     B                   6750        $1.75        $11,812.50
15-1012                                     C                   2250        $1.75         $3,937.50

TNN Sports
15-1002,1003 & 10-1075A                     A                  10700        $8.00        $85,600.00
15-1002,1003 & 10-1075A                     B                   3350        $8.00        $26,800.00

             P. 0. #        Vendor       Item              Quantity       Cost         Total Cost
                                                           (per item)
duplicate entry                             C
15-1004 & 10-1087A                          D                   2650        $8.00        $21,200.00
15-1004 & 10-1087A                          E                    550        $8.00         $4,400.00
15-1005                                     F                   2500        $3.00         $7,500.00
15-1005                                     G                    550        $3.00         $1,650.00
15-1006                                     H                   1650        $3.00         $4,950.00
15-1006                                     I                    200        $3.00           $600.00
15-1007                                     J                   6500        $6.50        $42,250.00
15-1008                                     K                   3750        $3.00        $11.250.00
15-1008                                     L                   3250        $1.40         $4,550.00
15-1008                                     M                   3250        $1.40         $4,550.00
15-1008                                     N                   3250        $1.40         $4,550.00
15-1008                                     O                   3750        $1.40         $5,250.00
15-1009                                     P                   4500        $1.70         $7,650.00
15-1009                                     Q                   1500        $1.70         $2,550.00

Jean Wang

15-1026                                     A                   6500        $1.50         $9,750.00
15-1024                                     B                   9250        $1.50        $13,875.00
15-1024                                     C                   3250        $1.50         $4,875.00

Fuk Kan

15-1025                                     A                   3450        $0.80         $2,760.00
10-1085                   H headcover                           7575        $1.70                    never confirmed by vendor
10-1085                   H putter cover                         900        $0.70                    never confirmed by vendor
10-1085                   TE headcover                          2500        $1.50                    never confirmed by vendor

True Temper

15-1022 & 15-1023                           A                   5250        $1.80         $9,450.00  all official P.O.'s are void

             P. 0. #        Vendor       Item            Quantity       Cost            Total Cost
                                                                 (per item)
15-1022 & 15-1023                           B                  11700        $1.45        $16,965.00  and TT is not holding the goods
15-1022 & 15-1023                           C                   4050        $1.45         $5,872.50  TT is holding $22,252.50 in
15-1022                                     D                   9600        $1.45        $13,920.00  shafts, see attached list
15-1022                                     E                   1500        $2.50         $3,750.00
15-1022                                     F                  17850        $1.00        $17,850.00

Rubberon

15-1019 & 10-1081                           A                  11850        $0.45         $5,332.50  GT and JW believe that 15-1018
15-1019 & 10-1081                           B                   8750        $0.45         $3,937.50  and 15-1019 were not made.
15-1019 & 10-1081                           C                   7900        $0.45         $3,555.00  We received no confirmation on
15-1018 & 10-1071                           D                  18000        $0.45         $8,100.00  these two orders. 10-1071
15-1018 & 10-1071                           E                   4500        $0.45         $2,025.00  and 10-1081 have been made.
15-1018 & 10-1071                           F                  16500        $0.45         $7,425.00
15-1018 & 10-1071                           G                  17800        $0.45         $8,010.00
10-1081                   RP-15 putter                          3100        $0.45         $1,395.00
                          no logo

Winner Golf

15-1011                                     A                   1500        $6.20         $9,300.00

Tornado

15-1032                   H jr Tube/Quiv                        4500        $7.25        $32,625.00
15-1032                   H adult stay                          1000       $19.50        $19,500.00
15-1032                   H 9.5 in staff                         200       $52.00        $10,400.00
15-1032                   TE jr Tube/Quiv                        650        $6.75         $4,387.50
15-1033                   H jr Tube/Quiv                        3500        $7.25        $25,375.00
15-1033                   H adult stay                          2000       $19.50        $39,000.00
15-1033                   H 95 in staff                           50       $52.00         $2,600.00
15-1033                   TE jr Quiv                             400        $6.75         $2,700.00


             P. 0. #        Vendor       Item            Quantity       Cost            Total Cost
                                                                 (per item)
Vitality

We believe that HH is already purchasing all SC2 iron sets

             P. 0. #             Vendor       Item     Quantity          Cost         Total Cost

                                                               (per item)

Rapport
10-1064                   65 gram shaft                         5870        $4.90        $28,763.00
10-1064                   78 gram shaft                         4215        $4.10        $17,281.50
10-1065                   TE 78 gram shaft                      2175        $4.10         $8,917.50
Pacific

HH has received all purchase orders placed by Outlook with Pacific. HH has also received outlook's advice regarding negotiating with this vendor. HH has also agreed to pay off the debt detailed as Exhibit B to this Agreement.